                                                                    EXHIBIT 24




                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, Patricia J. Clifford, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ Patricia J. Clifford
                                       --------------------------
                                             Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, William G. Copeland, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ William G. Copeland
                                        --------------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, George A. Davidson, Jr., a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy
C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ George A. Davidson, Jr.
                                        ----------------------------
                                                  Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, C. G. Grefenstette, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ C. G. Grefenstette
                                        ------------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, W. Craig McClelland, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ W. Craig McClelland
                                        --------------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, Thomas Marshall, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ Thomas Marshall
                                        ----------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, Donald I. Moritz, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ Donald I. Moritz
                                        -----------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, Jackson H. Randolph, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ Jackson H. Randolph
                                        ---------------------------
                                                Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, James E. Rohr, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ James E. Rohr
                                        -----------------------
                                               Signature

                               POWER OF ATTORNEY

                        (SEC Annual Report on Form 10-K)




         I, Thomas J. Usher, a Director of PNC Bank Corp., do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Timothy C. Roach and Steven Kaplan, or each of them, with full power of substitution, my true and lawful attorney-in-fact to execute in my name, place and stead, the Annual Report on Form 10-K of PNC Bank Corp. for the year ended December 31, 1993.

         And I do hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue hereof.





                                        /s/ Thomas J. Usher
                                        ------------------------
                                                Signature